UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2020

RORINE INTERNATIONAL HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Nevada	000-53156	45-0588917
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3535 Executive Terminal Drive Ste. 110
Henderson, NV 89052

 (Address of principal executive offices)

(702) 688-5971

(Registrant's telephone number, including area code)

5255 Longley Lane, Suite 105

Reno, NV 89511

(702) 560-4373

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2020, the Board of Directors of Rorine International Holding Company, Inc., a Nevada corporation (the “Company”), appointed Mr. David Patrick Novak as a director and the Executive Vice President of the Company.

Mr. Novak, age 52, has more than 30 years of experience in the securities industry, where he focused on managing equity securities, successfully managing large portfolios of American depositary receipts, or ADRs and Foreign Ordinaries, as well as small cap funds. Since May 2017, Mr. Novak is engaged in consultancy of a variety of compliance issues related to public & private equites, broker/dealer and investment advisor activities. From May 2014 until May 2017, Mr. Novak worked as the East Coast Relationship Manager for Measured Risk Portfolios, an SEC registered investment advisor, where he built and developed strategic relationships with FINRA broker-dealers and registered investment advisors and obtained extensive securities compliance and management experience.

Mr. Novak holds a Bachelor of Arts degree from University of Maryland College Park, in Behavior & Social Sciences, with concentrations in Government & Politics and in Economics.

Except as otherwise disclosed in this report, there are no arrangements or understandings between Mr. Novak and any other persons pursuant to which he was appointed as an officer or director. Further, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Novak had, or will have, a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RORINE INTERNATIONAL HOLDING COMPANY

Dated: January 17, 2020	By:	/s/ Hau-Ran Tsau
Hau-Ran Tsau
President and Chief Executive Officer

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